UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2015

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders was held at the principal office of the Company at 4650 Cushing Parkway, Fremont, California 94538 on November 4, 2015.

The results of voting on the following items were as set forth below:

(a) The votes for nominated directors, to serve for the ensuing year, and until their successors are elected, were as follows:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Martin B. Anstice	131,328,241	322,960	12,827,563
Eric K. Brandt	131,319,801	331,400	12,827,563
Michael R. Cannon	129,975,100	1,676,101	12,827,563
Youssef A. El-Mansy	125,163,864	6,487,337	12,827,563
Christine A. Heckart	131,310,491	340,710	12,827,563
Catherine P. Lego	130,087,810	1,563,391	12,827,563
Stephen G. Newberry	130,575,297	1,075,904	12,827,563
Krishna C. Saraswat	131,330,334	320,867	12,827,563
Abhijit Y. Talwalkar	131,090,526	560,675	12,827,563

All director nominees were duly elected.

(b) The vote on a proposal to approve on an advisory basis the compensation of the named executive officers of the Company (“Say on Pay”) was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	127,224,704	4,146,258	280,239	12,827,563

The proposal was approved.

(c) The vote on a proposal to approve the Lam 2004 Executive Incentive Plan, as amended and restated, was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	127,501,151	3,860,421	289,629	12,827,563

The proposal was approved.

(d) The vote on a proposal to approve the adoption of the Lam 2015 Stock Incentive Plan was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	118,273,958	13,113,987	263,256	12,827,563

The proposal was approved.

(e) The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016 was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares Voted	142,760,358	1,382,426	335,980	—

The appointment was ratified.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

4.23*	2004 Executive Incentive Plan, As Amended and Restated

4.24*	2015 Stock Incentive Plan

10.244*	Form of Restricted Stock Unit Award Agreement (U.S. Participants) — 2015 Stock Incentive Plan

10.245*	Form of Restricted Stock Unit Award Agreement (International Participants) — 2015 Stock Incentive Plan

10.246*	Form of Restricted Stock Unit Award Agreement (Outside Directors) — 2015 Stock Incentive Plan

10.247*	Form of Option Award Agreement (U.S. Participants) — 2015 Stock Incentive Plan

10.248*	Form of Option Award Agreement (International Participants) — 2015 Stock Incentive Plan

10.249*	Form of Market-Based Performance Restricted Stock Unit Award Agreement (U.S. Participants) — 2015 Stock Incentive Plan

10.250*	Form of Market-Based Performance Restricted Stock Unit Award Agreement (International Participants) — 2015 Stock Incentive Plan

*	Indicates management contract or compensatory plan or arrangement in which executive officers of the Company are eligible to participate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2015

LAM RESEARCH CORPORATION

By:	/s/ George M. Schisler
George M. Schisler
Vice President, General Legal Affairs

EXHIBIT INDEX

4.23*	2004 Executive Incentive Plan, As Amended and Restated

4.24*	2015 Stock Incentive Plan

10.244*	Form of Restricted Stock Unit Award Agreement (U.S. Participants) — 2015 Stock Incentive Plan

10.245*	Form of Restricted Stock Unit Award Agreement (International Participants) — 2015 Stock Incentive Plan

10.246*	Form of Restricted Stock Unit Award Agreement (Outside Directors) — 2015 Stock Incentive Plan

10.247*	Form of Option Award Agreement (U.S. Participants) — 2015 Stock Incentive Plan

10.248*	Form of Option Award Agreement (International Participants) — 2015 Stock Incentive Plan

10.249*	Form of Market-Based Performance Restricted Stock Unit Award Agreement (U.S. Participants) — 2015 Stock Incentive Plan

10.250*	Form of Market-Based Performance Restricted Stock Unit Award Agreement (International Participants) — 2015 Stock Incentive Plan

*	Indicates management contract or compensatory plan or arrangement in which executive officers of the Company are eligible to participate.